EXHIBIT 1.1

UNDERWRITING AGREEMENT

_______, 2024

Boustead Securities, LLC

6 Venture, Suite 265

Irvine, CA 92618

The Benchmark Company LLC

150 E. 58th Street, 17th floor

New York, NY 10155

As Representatives of the several Underwriters

named on Schedule 1 attached hereto

Ladies and Gentlemen:

The undersigned, Know Labs, Inc., a Nevada corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with Boustead Securities, LLC and The Benchmark Company LLC (hereinafter referred to as “you” (including its correlatives) or the “Representatives”) and with the other underwriters named on Schedule 1 hereto for which the Representatives are acting as representatives (the Representatives and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Shares and Warrants.

1.1 Firm Shares and Firm Warrants.

1.1.1. Nature and Purchase of Firm Shares and Firm Warrants.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters an aggregate of [●] units (each a “Unit,” and collectively, the “Units”), each comprised of one share (the “Firm Shares”) of Company common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase one share of Common Stock at an exercise price of $[●] per share (the “Firm Warrants” and, collectively with the Firm Shares, the “Firm Securities”).

(ii) The Units are to be offered together to the public at the offering price per one Unit as set forth on Schedule 2-A hereto (the “Purchase Price”). The Underwriters, severally and not jointly, agree to purchase from the Company the number of Units set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at the purchase price for one Unit of $[●] (or 93% of the Purchase Price).

(iii) The Units have no stand-alone rights and will not be certificated or issued as stand-alone securities. The Firm Shares and Firm Warrants that comprise the Units are immediately separable and will be issued separately in the Offering.

1.1.2. Firm Securities Payment and Delivery.

(i) Delivery and payment for the Units shall be made at 10:00 a.m., Eastern time, on the second (2nd) Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2.1.1 below) (or the third (3rd) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier time as shall be agreed upon by the Representatives and the Company, at the offices of ArentFox Schiff LLP at 1717 K Street, NW, Washington, DC 20006 (“Representatives’ Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representatives and the Company. The hour and date of delivery and payment for the Units is called the “Closing Date.”

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Payment for the Units shall be made on the Closing Date by wire transfer in U.S. dollars (same day) funds, payable to the order of the Company upon delivery of the certificates, if applicable (in form and substance satisfactory to the Underwriters) representing the Firm Securities comprising the Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Securities comprising the Units shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing prior to the Closing Date. The Company shall not be obligated to sell or deliver the Units except upon tender of payment by the Representatives for all of the Units. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

1.2. Over-allotment Option.

1.2.1. Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Units, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase, in the aggregate, (a) up to [●] additional shares of Common Stock (15% of the Firm Shares) at a purchase price per share of $[●] (93% of the public offering price allocated to each Firm Share) (the “Option Shares” and together with the Firm Shares, the “Shares”), and/or (b) warrants to purchase an aggregate of [●] shares of Common Stock (15% of the Firm Warrants) at a purchase price of $[●] per warrant (93% of the public offering price allocated to each Firm Warrant) (the “Option Warrants” and together with the Firm Warrants, the “Warrants”), which may be purchased in any combination of Option Shares and/or the Option Warrants. The Option Shares and the Option Warrants are referred to as the “Option Securities”). The Firm Securities and the Option Securities are collectively referred to as the “Public Securities.” The Public Securities shall be issued directly by the Company and shall have the rights and privileges described in the Registration Statement, the Pricing Disclosure Package and the Prospectus referred to below. The offering and sale of the Public Securities is hereinafter referred to as the “Offering.”

1.2.2. Exercise of Option. The Over-Allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Securities within thirty (30) days after the Effective Date. The Underwriter shall not be under any obligation to purchase any Option Securities prior to the exercise of the Over-Allotment Option by the Representatives. The Over-Allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representatives, which must be confirmed in writing by overnight mail or by email or other electronic transmission setting forth the number of Option Shares and/or Option Warrants to be purchased and the date and time for delivery of and payment for the Option Shares and/or Option Warrants, as the case may be (each, an “Option Closing Date”), which shall not be earlier than one (1) Business Day nor later than five (5) full Business Days after the date of the written notice or such other time as shall be agreed upon by the Company and the Representatives, at the offices of the Representatives’ Counsel, or at such other place (including remotely by electronic transmission) as shall be agreed upon by the Company and the Representatives. If such delivery and payment for the Option Shares and/or Option Warrants does not occur on the Closing Date, each Option Closing Date will be as set forth in the notice. Upon exercise of the Over-Allotment Option, the Company will become obligated to convey to the Representatives, and, subject to the terms and conditions set forth herein, the Representatives will become obligated to purchase, the number of Option Shares and/or Option Warrants specified in such notice.

1.2.3. Payment for the Option Shares and/or Option Warrants shall be made on the Option Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriter) representing the Option Shares and/or Option Warrants (or through the facilities of DTC or via DWAC transfer) for the account of the Underwriters. The Option Shares and/or Option Warrants shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares and/or Option Warrants except upon tender of payment by the Representatives for applicable Option Shares and/or Option Warrants.

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1.3 Representatives’ Unit Purchase Option.

1.3.1. Representatives’ Unit Purchase Option. The Company hereby agrees to issue to the Representatives (and /or their designees) on the Closing Date a unit purchase option for the purchase of the number of Units equal to 7.0% of the number of Units issued in the Offering, pursuant to a unit purchase option agreement in the form attached hereto as Exhibit A (the “Representatives’ Unit Purchase Option”), at an initial exercise price of $ [●] per Unit, which is equal to [●]% of the public offering price for one Unit. The Representatives’ Unit Purchase Option and the Warrants and Common Stock, including the Common Stock issuable upon exercise of the Warrants included in the Representatives’ Unit Purchase Option are hereinafter referred to together as the “Representatives’ Securities.” The Representatives understand and agree that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representatives’ Unit Purchase Option and the underlying securities during the 180 days after the Effective Date and by their acceptance thereof shall agree that they will not sell, transfer, assign, pledge or hypothecate the Representatives’ Unit Purchase Option, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of 180 days following the Effective Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representatives or of any such Underwriter or selected dealer; or as otherwise expressly permitted by FINRA Rule 5110(g), and only if any such transferee agrees to the foregoing lock-up restrictions. The Representatives understand and agree that the Warrants comprising any portion of the Representatives’ Securities are exercisable commencing upon the Closing Date and will not be exercisable for more than five years from the commencement of sales in the Offering.

1.3.2. Delivery. Delivery of the Representatives’ Unit Purchase Option shall be made on the Closing Date and any Representatives’ Securities issuable upon exercise of the Representatives’ Unit Purchase Option shall be issued in the name or names and in such authorized denominations as the Representatives may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-280273), including any related prospectus or prospectuses, for the registration of the Public Securities and the Representatives’ Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, including all filings incorporated by reference therein, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus (as hereinafter defined) included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein by reference and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

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Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [●], 2024, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 5:30 p.m., Eastern time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 001-37479) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Common Stock under the Exchange Act is effective. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2. Stock Exchange Listing. The Shares and the shares of Common Stock underlying the Representatives’ Unit Purchase Option have been approved for listing on the NYSE American LLC (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting of the Shares or the shares of Common Stock underlying the Warrants and the Representatives’ Unit Purchase Option from the Exchange, nor has the Company received any written notification that the Exchange is contemplating terminating such listing.

2.3. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any written order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4. Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at the Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with written information furnished to the Company in writing with respect to the Underwriters by the Representatives expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the information in the table set forth in the second paragraph of the “Underwriting” section and the disclosure contained in the “Underwriting” subsections “Discounts and Commissions; Expenses” “Representatives’ Unit Purchase Option,” or “Price Stabilization, Short Positions and Penalty Bids,” “Electronic Offer, Sale and Distribution of Securities” of the Prospectus (the “Underwriters’ Information”).

(iii) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date or at the Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus, if any, does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, if any, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with the Underwriters’ Information.

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at the Option Closing Date (if any), included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

2.4.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any default or event which would not reasonably be expected to result in a Material Adverse Change (as defined below). To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, except for any violation which would not reasonably be expected to result in a Material Adverse Change (as defined below).

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2.4.3. Prior Securities Transactions. During the past three (3) years prior to the date of this Agreement, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and any Preliminary Prospectus.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation applicable to the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed

2.5. Changes after Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company or its Subsidiaries taken as a whole, nor any change or development that, singularly or in the aggregate, would involve a material adverse change in or affecting the condition (financial or otherwise), results of operations, business, or assets of the Company or its Subsidiaries taken as a whole (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its Subsidiaries, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6. Independent Accountants. To the knowledge of the Company, BMP LLP (“Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

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2.7. Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) neither the Company nor any of its subsidiaries listed in Exhibit 21.1 to the Registration Statement (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its Common Stock or preferred stock (c) there has not been any change in the capital of the Company or any of its Subsidiaries, or, other than in the course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt. The Company represents that it has no direct or indirect subsidiaries other than those listed in Exhibit 21.1 to the Registration Statement.

2.8. Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date or at any Option Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock or any security convertible or exercisable into Common Stock, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities.

2.9. Valid Issuance of Securities, etc.

2.9.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Common Stock, Warrants. preferred stock, and any other securities outstanding or to be outstanding upon consummation of the Offering conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

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2.9.2. Securities Sold Pursuant to this Agreement. The Shares, Warrants and Representatives’ Unit Purchase Option have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares, Warrants and Representatives’ Unit Purchase Option are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Shares, Warrants and Representatives’ Unit Purchase Option has been duly and validly taken; the Common Stock issuable upon exercise of the Warrants or Representatives’ Unit Purchase Option (or underling the Warrants included in the Representatives’ Unit Purchase Option) have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when issued in accordance with such Warrants or Representatives’ Unit Purchase Option, as the case may be, such Common Stock will be validly issued, fully paid and non-assessable. The Shares, Warrants and the Representatives’ Unit Purchase Option conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.10. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.11. Validity and Binding Effect of Agreements. This Agreement, the Warrant Agency Agreement between the Company and Equinity Trust Company (the “Warrant Agency Agreement” and the Representatives’ Unit Purchase Option have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.12. No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agency Agreement, the Representatives’ Unit Purchase Option and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s Articles of Incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof; except with respect to (i) and (iii) above for any such breach, conflict, violation, default, lien, charge or encumbrance that would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Change.

2.13. No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter or by-laws, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity, except in the cases of clause (ii) for such violations which would not reasonably be expected to cause a Material Adverse Change.

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2.14. Corporate Power; Licenses; Consents.

2.14.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for the absence of which would not reasonably be expected to result in a Material Adverse Change.

2.14.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency, the Exchange or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement and the delivery of the Representatives’ Unit Purchase Option and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable Securities Act Regulations, state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.15. D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined in Section2.24 below), provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.16. Litigation; Governmental Proceedings. There is no material action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director that is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which has not been disclosed.

2.17. Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Nevada as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.18. Insurance. The Company carries or is entitled to the benefits of insurance, (including, without limitation, as to directors and officers insurance coverage), with, to the Company’s knowledge, reputable insurers, in such amounts and covering such risks which the Company believes are adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

2.19. Transactions Affecting Disclosure to FINRA.

2.19.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

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2.19.2. Payments within Six (6)Months. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six (6) months immediately prior to the original filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.19.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.19.4. FINRA Affiliation. To the Company’s knowledge, and except as may otherwise be disclosed in FINRA questionnaires provided to the Representatives’ Counsel, there is no (i) officer or director of the Company, (ii) beneficial owner of ten percent (10%) or more of any class of the Company's securities or (iii) beneficial owner of the Company's unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.19.5. Information. All information provided by the Company in its FINRA questionnaire to Representatives’ Counsel specifically for use by Representatives’ Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.20. Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.21. Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.22. Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

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2.23. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to Representatives’ Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24. Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and certain owners of record of the Company’s outstanding Common Stock (or securities convertible or exercisable into Common Stock) (collectively, the “Lock-Up Parties”) which it will cause to deliver to the Representatives an executed Lock-Up Agreement, in a form substantially similar to that attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.25. Subsidiaries. All Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Change. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.26. Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required by the Securities Act Regulations.

2.27. Board of Directors. Upon completion of the Offering, the Board of Directors of the Company will be comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.28. Sarbanes-Oxley Compliance.

2.28.1. Disclosure Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.28.2. Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

2.29. Accounting Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting, and, if applicable, with respect to such remedial actions disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company represents that it has taken all remedial actions set forth in such disclosure. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (y) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (z) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

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2.30. No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.31. No Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

2.32. Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any written notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section2.32, reasonably be expected to result in a Material Adverse Change; (iii) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section2.32, reasonably be expected to result in a Material Adverse Change; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section2.32, reasonably be expected to result in a Material Adverse Change; and (v) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

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2.33. Taxes. Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, except in any case in which the failure so to file would not reasonably be expected to cause a Material Adverse Change. Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary, except for any such taxes that are currently being contested in good faith or as would not reasonably be expected to cause a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

2.34. ERISA Compliance. The Company is not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, or the regulations and published interpretations thereunder.

2.35. Compliance with Laws. Except as otherwise disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus and as could not, individually or in the aggregate, be expected to result in a Material Adverse Change, each of the Company and each Subsidiary: (i) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the products and services provided by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (ii) has not received any warning letter, untitled letter or other correspondence or notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such material Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding that if brought would result in a Material Adverse Change; (v) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, or other notice or action relating to the alleged lack of safety of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

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2.36. Real Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which would result in a Material Adverse Change.

2.37. Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

2.38. Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.39. Industry Data; Forward-looking statements. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.40. Testing-the-Waters Communications. The Company has not (i) alone engaged in any Testing-the-Waters Communications, and (ii) authorized anyone to engage in Testing-the-Waters Communications. The Company confirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act; “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

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2.41. Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Common Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.42. Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

2.43. Lending Relationships. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters, and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

2.44. Smaller Reporting Company. The Company is a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

2.45. Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company shall deliver to the Representatives, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representatives shall reasonably object in writing.

3.2. Federal Securities Laws.

3.2.1. Compliance. The Company, subject to Section3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities and the Representatives’ Unit Purchase Option for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities and Representatives’ Unit Purchase Option. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its reasonable best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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3.2.2. Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representatives notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or Representatives’ Counsel shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within forty-eight (48) hours prior to the Applicable Time. The Company shall give the Representatives notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section1.2 hereof and will furnish the Representatives with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

3.2.3. Exchange Act Registration. Until three (3) years after the date of this Agreement, the Company shall use its commercially reasonable efforts to maintain the registration of the Common Stock under the Exchange Act.

3.2.4. Free Writing Prospectuses. The Company agrees that, unless it obtains the prior consent of the Representatives, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 2-B. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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3.2.5. Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representatives and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

3.3. Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representatives and Representatives’ Counsel, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and upon request will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4. Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5. Effectiveness and Events Requiring Notice to the Representatives. The Company shall use its commercially reasonable efforts to cause the Registration Statement covering the issuance of the shares of Common Stock underlying the Warrants and Representatives’ Unit Purchase Option (and the shares of Common Stock underlying the Warrants included in the Representatives’ Unit Purchase Option) to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall notify the Representatives immediately and confirm the notice in writing: (i) of the cessation of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the shares underlying the Warrants and Representatives’ Unit Purchase Option (and the shares of Common Stock underlying the Warrants included in the Representatives’ Unit Purchase Option) for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (A) the Registration Statement in order to make the statements therein not misleading, or (B) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

3.6. Review of Financial Statements. For a period of three (3) years after the date of this Agreement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company, at its expense, shall use its commercially reasonable efforts to cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

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3.7. Listing. The Company shall use its commercially reasonable efforts to maintain the listing of the Shares and the shares of Common Stock underlying the Warrants and the Representatives’ Unit Purchase Option on the Exchange for at least three (3) years from the date of this Agreement.

3.8. Reports to the Representatives.

3.8.1. Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company shall furnish or make available to the Representatives copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also furnish or make available to the Representatives: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request; provided the Representatives shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and Representatives’ Counsel in connection with the Representatives’ receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representatives pursuant to this Section3.8.1.

3.8.2. Transfer Agent; Transfer Sheets. For a period of three (3) years after the date of this Agreement, the Company shall retain a transfer agent and registrar acceptable to the Representatives (the “Transfer Agent”) and shall furnish to the Representatives at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representatives may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. Equiniti Trust Company is acceptable to the Representatives to act as Transfer Agent for the Common Stock.

3.8.3. Trading Reports. For a period of six (6) months after the date hereof, during such time as the Shares are listed on the Exchange, the Company shall provide to the Representatives, at the Company’s expense, such reports published by the Exchange relating to price trading of the Shares, as the Representatives shall reasonably request.

3.9. Payment of Expenses

3.9.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) all filing fees and communication expenses relating to the registration of the Shares to be sold in the Offering (including the Over-allotment Option) with the Commission; (ii) all Public Filing System filing fees associated with the review of the Offering by FINRA; (iii) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Shares under the securities laws of such foreign jurisdictions as the Representatives may reasonably designate; (iv) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (v) fees and expenses of the Representatives’ Counsel; (vi) the Underwriters’ due diligence expenses; and (vii) the Underwriters’ “road show” expenses for the Offering, with all of the Underwriters’ actual out-of-pocket expenses under sub-sections 3.9.1(iv)-(vii) not to exceed $75,000. The Representatives may deduct from the net proceeds of the Offering payable to the Company on the Closing Date or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters; provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section8.3 hereof.

3.9.2. Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.9.1, on the Closing Date it shall pay to the Representatives, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to 1.0% of the gross proceeds received by the Company from the sale of the Shares.

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3.10. Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus

3.11. Delivery of Earnings Statements to Security Holders. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable, an earnings statement (which need not be certified by independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the date of this Agreement.

3.12. Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.13. Internal Controls. Except to the extent disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus, the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.14. Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm reasonably acceptable to the Representatives, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement. The Representatives acknowledges that the Auditor is acceptable to the Representatives.

3.15. FINRA. For a period of ninety (90) days after the later of the Closing Date or the Option Closing Date, the Company shall advise the Representatives (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 10% or more of any class of the Company's securities or (iii) any beneficial owner of the Company's unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the original Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.16. No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

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3.17. Company Lock-Up. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representatives, it will not, for a period of three (3) months after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, change the terms of, or grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than pursuant to a registration statement on Form S-8 for employee benefit plans); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the Shares, the Warrants, the Representatives’ Unit Purchase Option and shares underlying the Warrants and the Representatives’ Unit Purchase Option to be sold hereunder; (ii) the issuance by the Company of Common Stock upon the exercise of an outstanding option or warrant or the conversion of a security outstanding on the date hereof or disclosed in the Registration Statement and the Pricing Disclosure Package; (iii) the issuance of Common Stock pursuant to the Company’s existing stock option or bonus plans as disclosed in the Registration Statement and the Pricing Disclosure Package; (iv) shares of Common Stock, options or convertible securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to an equipment leasing or real property leasing transaction approved by a majority of the disinterested directors of the Company; or (v) shares of Common Stock, options or convertible securities issued in connection with sponsored research, collaboration, technology license, development, marketing, investor relations or other similar agreements or strategic partnerships approved by a majority of the disinterested directors of the Company, provided the recipient of any such Common Stock or other securities issued or granted pursuant to clause (iv), or (v) of this Section 3.17 during the Lock-Up Period shall enter into a Lock-Up Agreement. The Company agrees not to accelerate the vesting of any option or warrant or allow the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

3.18. Release of D&O Lock-up Period. If the Representatives, in their sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section2.24 hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.19. Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.20. Reporting Requirements. The Company, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act Regulations.

3.21. Right of First Refusal. During the period ending 12 months after the Closing Date, if and only if the closing of the purchase of the Firm Securities hereunder actually occurs, the Company grants the Representatives each the right of first refusal to act as lead or joint-lead investment banker, lead or joint-lead book runner and/or lead or joint placement agent at each of the Representatives’ discretion, for each and every future public and private equity, equity-linked or debt (excluding commercial bank debt) offering, including all equity linked financings during such twelve (12) month period, of the Company, or any successor to or subsidiary of the Company on terms customary to the Representatives. For the avoidance of doubt, this right of first refusal shall not cover any securities issued pursuant to obligations that are outstanding on the Closing Date. If the Company notifies the Representatives of its intention to pursue a capital raising transaction that would enable the Representatives to exercise their right of first refusal to provide the services contemplated by this Section 3.21, then the Representatives shall notify the Company of their election to provide such services, including notification of the compensation and other terms to which the Representatives claims to be entitled, within ten (10) Business Days after receipt of such written notice by the Company. If the Representatives fail to exercise this right of first refusal with respect to any such transaction within such ten (10) Business Days period, then the Representatives shall have no further claim or right with respect to the such transaction. Pursuant to FINRA Rule 5110, the Company shall have the right to terminate this Agreement for cause if the Representatives materially fail to provide the services set forth in this Agreement. Additionally, if the Company exercises its right to terminate for cause, any obligations with respect to the payment of any termination fee or right of first refusal shall be eliminated

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4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; Rule430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

4.1.2. FINRA Clearance. On or before the date of this Agreement, the Representatives shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. Exchange Share Market Clearance. On the Closing Date, the Firm Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Option Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2. Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsel. On the Closing Date, the Representatives shall have received the favorable opinion of Dentons Durham Jones Pinegar P.C., corporate counsel for the Company, addressed to the Representatives, in form and substance reasonably satisfactory to Representatives’ Counsel.

4.2.2. Option Closing Date Opinion of Counsel. On the Option Closing Date, if any, the Representatives shall have received the favorable opinion of Dentons Durham Jones Pinegar P.C., corporate counsel for the Company, dated the Option Closing Date, addressed to the Representatives and in form and substance reasonably satisfactory to the Representatives, confirming as of the Option Closing Date, the statements made by such counsel in its opinion delivered on the Closing Date.

4.2.3. Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representatives) of other counsel reasonably acceptable to the Representatives, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representatives’ Counsel if requested.

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4.3. Comfort Letters.

4.3.1. Cold Comfort Letter. At the time this Agreement is executed the Representatives shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representatives and in form and substance satisfactory in all respects to the Representatives and the Auditor, dated as of the date of this Agreement.

4.3.2. Bring-down Comfort Letter. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable,, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section4.3.1, except that the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date or the Option Closing Date, as applicable.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. The Company shall have furnished to the Representatives a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Pricing Disclosure Package, a Material Adverse Change.

4.4.2. Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, certifying: (i) that each of the Charter and the Company’s Bylaws is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors (and any pricing committee thereof) relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

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4.5. No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6. Delivery of Agreements.

4.6.1. Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representatives executed copies of the Lock-Up Agreements.

4.6.2. Warrants and Representatives’ Unit Purchase Option. On the Closing date, the Company shall have delivered to the Representatives an executed copy of the Warrant Agency Agreement and Representatives’ Unit Purchase Option.

4.7. Additional Documents. At the Closing Date and at each Option Closing Date (if any), Representatives’ Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Representatives’ Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares, the Warrants and the Representatives’ Unit Purchase Option as herein contemplated shall be satisfactory in form and substance to the Representatives and Representatives’ Counsel.

5. Indemnification.

5.1. Indemnification of the Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in (i) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares, Warrants and Representatives’ Unit Purchase Option under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless, with respect to each subsection (i) through (iii), such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package or Prospectus, the indemnity agreement contained in this Section5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Shares to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section3.3 hereof. The Company also agrees that it will reimburse each Underwriter Indemnified Party for all reasonable fees and expenses (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise), and further agrees wherever and whenever possible to advance payment of expenses as they are incurred by an Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim.

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5.1.2. Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of such Underwriter Indemnified Party (which approval shall not be unreasonably delayed or withheld)) and payment of actual expenses if an Underwriter Indemnified Party requests that the Company do so. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, and the fees and expenses of such counsel shall be at the expense of the Company and shall be advanced by the Company; provided, however, that the Company shall not be obligated to bear the reasonable fees and expenses of more than one firm of attorneys selected by the Underwriter Indemnified Party (in addition to local counsel). Notwithstanding anything to the contrary contained herein, and provided that the Company has timely honored its obligations under Section5, the Underwriter Indemnified Party shall not enter into any settlement without the prior written consent (which shall not be unreasonably delayed or withheld) of the terms of any settlement by the Company. The Company shall not be liable for any settlement of any action effected without its prior written consent (which shall not be unreasonably delayed or withheld). In addition, the Company shall not, without the prior written consent of the Underwriters (which consent shall not be unreasonably delayed or withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party, acceptable to such Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section5.1.2. The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Shares or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

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5.3. Contribution. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 hereof in respect of any liabilities and expenses referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such liabilities and expenses, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the matters as to which such liabilities or expenses relate, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds actually received by the Company from the Offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions actually received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 5.3. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of such fraudulent misrepresentation.

5.4. Limitation. The Company also agrees that no Underwriter Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Underwriter Indemnified Party pursuant to this Agreement, the transactions contemplated thereby or any Underwriter Indemnified Party’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that liabilities (and related expenses) of the Company have resulted from such Underwriter Indemnified Party’s fraud, bad faith, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services or such Underwriter Indemnified Party’s breach of this Agreement or any obligations of confidentiality owed to the Company.

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5.5. Survival & Third-Party Beneficiaries. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 5 shall remain in full force and effect regardless of any termination of, or the completion of any Underwriter Indemnified Party’s services under or in connection with, this Agreement. Each Underwriter Indemnified Party is an intended third-party beneficiary of this Section 5, and has the right to enforce the provisions of Section 5 as if he/she/it was a party to this Agreement.

6. Default by an Underwriter.

6.1. Default Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if the Over-allotment Option is exercised hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate ten percent (10%) of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2. Default Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than ten percent (10%) of the Firm Shares or Option Shares, you may in your discretion arrange for yourself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, you do not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to you to purchase said Firm Shares or Option Shares on such terms. In the event that neither you nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by you or the Company without liability on the part of the Company (except as provided in Sections 8.3 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3. Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Option Shares.

7. Effective Date of this Agreement and Termination Thereof.

7.1. Effective Date. This Agreement shall become effective when both the Company and the Representatives have executed the same and delivered counterparts of such signatures to the other party.

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7.2. Termination. The Representatives shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) trading if on the New York Stock Exchange, NYSE American or The Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities as in the reasonable judgment of the Representatives is material and adverse and would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriters for the sale of the Shares; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representatives shall have become aware after the date hereof of such a Material Adverse Change, or such adverse material change in general market conditions as in the Representatives’ judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriters for the sale of the Shares; or (ix) in the event the Exchange refuses to initiate trading or ceases trading of the Company’s Common Stock in advance of settlement, the Representatives shall have the right to terminate the Offering and return all funds invested in the Offering to the investors. Unless otherwise terminated pursuant to this Section 8.2, this Agreement shall remain effective and shall not terminate until expiration of the Engagement Period (as that term is used in the engagement letter between the Company and Boustead Securities, LLC dated as of May 31, 2024, as amended (the “Engagement Agreement”) in the Engagement Agreement.

7.3. Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable up to the amounts set forth in Section 3.9.1 and upon demand the Company shall pay such amount thereof to the Representatives on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representatives will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

7.4. Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

7.5. Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Shares.

8. Miscellaneous.

8.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), emailed, personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two (2) days after such mailing.

If to the Representatives:

Boustead Securities, LLC

6 Venture, Suite 265

Irvine, CA 92618

Attn: Lincoln Smith, CEO

Email: keith@boustead1828.com

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and

The Benchmark Company LLC

150 E. 58th Street, 17th floor

New York, NY 10155

Attn: [__]

Email: [__]

With a copy (which shall not constitute notice) to:

ArentFox Schiff LLP

1717 K Street, NW

Washington, DC 20006

Attention: Cavas S. Pavri, Esq.

Email: cavas.pavri@afslaw.com

If to the Company:

Know Labs, Inc.

500 Union Street, Suite 810

Seattle, Washington 98101

Attention: Ronald P. Erickson, Chief Executive Officer

Email: ron@knowlabs.co

With a copy (which shall not constitute notice) to:

Dentons Durham Jones Pinegar P.C.

192 East 200 North, 3rd Floor

St. George, UT 84770

Attention: Joshua E. Little

Email: joshua.e.little@dentons.com

8.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

8.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

8.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of that certain Engagement Agreement shall remain in full force and effect and to the extent there are any conflicts between this Agreement and the Engagement Agreement, the Engagement Agreement shall govern or otherwise supplement the conflicting sections in this Agreement.

8.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

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8.6. Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York, New York, or in the United States District Court located in New York, New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section8.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

8.8. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

Know Labs, Inc.

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representatives of the several Underwriters named on Schedule 1 hereto:

Boustead Securities, LLC

By:
Name: Lincoln Smith
Title: CEO

The Benchmark Company LLC
By:
Name:
Title:

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SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Total Number of Firm Warrants to be Purchased	Number of Additional Option Shares to be Purchased if the Over-Allotment Option is Fully Exercised	Number of Additional Option Warrant to be Purchased if the Over-Allotment Option is Fully Exercised

Boustead Securities, LLC

The Benchmark Company LLC

TOTAL

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SCHEDULE 2-A

Pricing Information

Number of Firm Shares:

Number of Firm Warrants:

Number of Option Shares:

Number of Option Warrants:

Public Offering Price per Unit: $______

Public Offering Price per Option Share: $_____

Public Offering Price per Option Warrants: $_____

Underwriting Discount per Unit: $_____

Underwriting Discount per Option Share: $_____

Underwriting Discount per Option Warrant: $_____

Non-accountable Expense Allowance per Unit: $______

Non-accountable Expense Allowance per Option Share/Option Warrant: $_____

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SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

None

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SCHEDULE 2-C

Written Testing-the-Waters Communications

None

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SCHEDULE 3

List of Lock-Up Parties

[INSERT]

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EXHIBIT A

Form of Representatives’ Unit Purchase Option

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FORM OF UNIT PURCHASE OPTION

THE REGISTERED HOLDER OF THIS UNIT PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT THE SECURITIES EVIDENCED BY THIS UNIT PURCHASE OPTION MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS UNIT PURCHASE OPTION AGREES THAT THE SECURITIES EVIDENCED BY THIS UNIT PURCHASE OPTION WILL NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED, OR BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF THIS UNIT PURCHASE OPTION OR THE SECURITIES EVIDENCED BY THIS UNIT PURCHASE OPTION, FOR A PERIOD OF ONE HUNDRED EIGHTY (180) DAYS FOLLOWING THE EFFECTIVE DATE (DEFINED BELOW) TO ANYONE OTHER THAN TO ANY MEMBER PARTICIPATING IN THE OFFERING AND THE OFFICERS OR PARTNERS THEREOF, IF ALL SECURITIES SO TRANSFERRED REMAIN SUBJECT TO THE LOCK-UP RESTRICTION SET FORTH ABOVE FOR THE REMAINDER OF THE TIME PERIOD.

KNOW LABS, INC.

UNIT PURCHASE OPTION

FOR THE PURCHASE OF UNITS

EACH UNIT CONSISTING OF ONE SHARE OF COMMON STOCK

AND ONE WARRANT TO PURCHASE COMMON STOCK

Unit Purchase Option No.:

Number of Units: [●]

Date of Issuance: [●], 2024 (“Issuance Date”)

Date of Commencement of Sales Pursuant to the

Underwriting Agreement: [________], 2024

(“Sales Commencement Date”)

Know Labs, Inc., a Nevada corporation (the “Company”) hereby certifies Boustead Securities, LLC (“Holder”), as the registered owner of this Unit Purchase Option (“Unit Purchase Option” or “UPO”), and that Holder is entitled, at any time or from time to time commencing on the Sales Commencement Date, which shall be the effective date (the “Effective Date”) of the Company’s registration statement on Form S-1 (File No.: 333-280273) (the “Registration Statement”) pursuant to which units (each unit consisting of one share of the Company’s Common Stock, par value $0.001 per share (“Share”), and one Warrant of the Company) are offered for sale to the public (the “Offering”) by and at or before 5:00 p.m., Eastern Time, on the fifth anniversary of the Sales Commencement Date (the “Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [●]1 units (the “Units”), each Unit consisting of one Share and one Warrant of the Company. The Warrant included in each Unit will be identical to the Warrants included in the Units offered to the public by the Company pursuant to the Registration Statement. If the Expiration Date is a day on which banking institutions are authorized by law to close, then this UPO may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the UPO. This UPO is initially exercisable at $[  ] per Unit (or 100% of the public offering price of the Units being sold in the Offering) so purchased; provided, however, that upon the occurrence of any of the events specified in Section 5 hereof, the rights granted by this UPO, including the exercise price per Unit and the number of Units to be received upon such exercise, shall be adjusted as therein specified. This UPO is one of the UPOs issued pursuant to (i) Section 1.3 of the Underwriting Agreement, dated as of [●], 2024, by and among the Company and Boustead Securities, LLC, as the Representative of the several underwriters, if any, named in Schedule I thereto (the “Underwriting Agreement”) and (ii) the Company’s Registration Statement.

1[Insert 7.0% of Units issued in the Offering including overallotment]

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1. EXERCISE OF UPO.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this UPO may be exercised by the Holder on any day on or after the date that is 180 days after the Effective Date (the “Exercisability Date”), on one or more occasions, in whole or in part (but not as to fractional shares), by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”) of the Holder’s election to exercise this UPO. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Within two (2) Trading Days of the delivery of such Exercise Notice, if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(d) of this UPO, the Holder shall pay to the Company an amount equal to the applicable Exercise Price multiplied by the number of Units as to which this UPO is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”). The Holder shall not be required to surrender this UPO in order to effect an exercise hereunder; provided, however, that in the event that this UPO is exercised in full or for the remaining unexercised portion hereof, the Holder shall deliver this UPO to the Company for cancellation within a reasonable time after such exercise. On or before the first Trading Day following the date on which the Company has received the Exercise Notice (the date upon which the Company has received the Exercise Notice, the “Exercise Date”), the Company shall transmit by facsimile or email transmission an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Notice on or before the second Trading Day following the date on which the Company has received the Exercise Notice. On or before the second Trading Day following the date on which the Company has received the Exercise Notice, provided the Aggregate Exercise Price has been received by the Company prior to such Trading Day, the Company shall, (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (the “FAST Program”) and so long as the certificates therefor are not required to bear a legend regarding restriction on transferability, upon the request of the Holder, credit such aggregate number of shares of Common Stock and Warrants included in the Units to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y), if the Transfer Agent is not participating in the FAST Program or if the certificates are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Shares and Warrants to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and payment of the Aggregate Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Shares and Warrants with respect to which this UPO has been exercised, irrespective of the date such Shares and Warrants are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Shares and Warrants, as the case may be. If this UPO is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Units represented by this UPO submitted for exercise is greater than the number of Units being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Trading Days after any such submission and at its own expense, issue a new UPO (in accordance with Section 7(d)) representing the right to purchase the number of Units purchasable immediately prior to such exercise under this UPO, less the number of Units with respect to which this UPO has been and/or is exercised. The Company shall pay any and all taxes and other expenses of the Company (including overnight delivery charges) that may be payable with respect to the issuance and delivery of Units upon exercise of this UPO; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Shares, Warrants or UPOs in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this UPO or receiving Units upon exercise hereof.

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(b) Exercise Price. For purposes of this UPO, “Exercise Price” means $[___] subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within five (5) Business Days of the Exercise Date certificates for the number of Shares and Warrants included in the Units to which the Holder is entitled and register such Shares and Warrants on the Company’s share and warrant register, or to credit the Holder’s balance account with DTC for such number of Shares and Warrants included in the Units to which the Holder is entitled upon the Holder’s exercise of this UPO, and if on or after such Trading Day the Holder purchases, or another Person purchasers on the Holder’s behalf or for the Holder’s account (in an open market transaction or otherwise) Shares and Warrants to deliver in satisfaction of a sale by the Holder of Shares and Warrants issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Business Days after the Holder’s written request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the Shares and Warrants so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificates (and to issue such Shares and Warrants) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Shares and Warrants and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Shares and Warrants, respectively, times (B) the Weighted Average Price (as reported by Bloomberg) of the Shares and Warrants, respectively, on the date of the event giving rise to the Company’s obligation to deliver such certificates.

(d) Cashless Exercise. In lieu of the payment of the Exercise Price multiplied by the number of Units for which this UPO is exercisable (and in lieu of being entitled to receive Units) in the manner required by Section 1(a), the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this UPO into Units (the “Conversion Right”) as follows:

A. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price in cash) that number of Units equal to the quotient obtained by dividing (x) the Value of the portion of the UPO being converted by (y) the combined Current Market Price of a Share and a Warrant.

B. The “Value” of the portion of the UPO being converted shall equal the remainder derived by subtracting (a) (i) the Exercise Price multiplied by (ii) the number of Units underlying the portion of this UPO being converted, from (b) the combined Current Market Value of a Share and a Warrant multiplied by the number of Units underlying the portion of the UPO being converted.

C. As used herein, the term “Current Market Value” per Unit at any date means the remainder derived by subtracting (x) the exercise price per Unit from (y) the combined Current Market Price of a Share and a Warrant.

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D. The “Current Market Price” of a Share or a Warrant shall mean (i) if the Shares or Warrants are listed on a national securities exchange or quoted on the OTCQB or OTCQX (or any successor exchange or entity), the closing or last sale price of the Shares or Warrants (as applicable) in the principal trading market for the Shares or the Warrants on the last trading day preceding the day in question as reported by the exchange, the OTCQB or OTCQX, as the case may be; (ii) if the Shares or Warrants are not listed on a national securities exchange or quoted on the OTCQB or OTCQX, but are traded in the residual over-the-counter market, the closing bid price for the Shares or Warrants (as applicable) on the last trading day preceding the date in question for which such quotations are reported in the “Pink Sheets” published by OTC Markets Group, Inc. or similar publisher of such quotations; and (iii) if the fair market value of the Shares or Warrants cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall determine, in good faith.

E. The Conversion Right may be exercised by the Holder on any business day on or after the Exercisability Date and not later than the Expiration Date by delivering the UPO with the duly executed exercise form attached hereto with the cashless exercise section completed to the Company, exercising the Conversion Right and specifying the total number of Units the Holder will purchase pursuant to such Conversion Right.

(e) Rule 144. For purposes of Rule 144(d) promulgated under the Securities Act of 1933, as amended, as in effect on the date hereof, assuming the Holder is not an affiliate of the Company, it is intended that the Units issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Units shall be deemed to have commenced, on the Issuance Date.

(f) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Units, the Company shall promptly issue to the Holder the number of Units that are not disputed.

(g) Beneficial Ownership. The Company shall not effect the exercise of this UPO, and the Holder shall not have the right to exercise this UPO, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock and Warrants issuable upon exercise of this UPO with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock and Warrants which would be issuable upon (i) exercise of the remaining, unexercised portion of this UPO beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this UPO, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this UPO, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of Units shall be adjusted from time to time as follows:

(a) Voluntary Adjustment by Company. The Company may at any time during the term of this UPO reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(b) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Units will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Units will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or phantom stock rights), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Units so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Units as otherwise determined pursuant to this Section 2.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company, at any time while this UPO is outstanding, shall distribute to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Weighted Average Price determined as of the record date mentioned above, and of which the numerator shall be such Weighted Average Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

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4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this UPO (without regard to any limitations on the exercise of this UPO) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing (unless the Company is the Successor Entity) all of the obligations of the Company under this UPO in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of the UPOs in exchange for such UPOs securities of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this UPO, including, without limitation, an adjusted exercise price equal to the value for the Units reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of units of securities equivalent to the shares of Common Stock and Warrants acquirable and receivable upon exercise of this UPO (without regard to any limitations on the exercise of this UPO) prior to such Fundamental Transaction, and reasonably satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this UPO referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this UPO with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this UPO at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the UPO prior to such Fundamental Transaction, such shares of the publicly traded common stock or common shares (or its equivalent) and warrants (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this UPO been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this UPO. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this UPO at any time after the consummation of the Corporate Event but prior to the Expiration Date, in lieu of shares of Common Stock and Warrants (or other securities, cash, assets or other property) purchasable upon the exercise of this UPO prior to such Corporate Event, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Corporate Event had this UPO been exercised immediately prior to such Corporate Event. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this UPO.

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(c) Applicability to Successive Transactions. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this UPO.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this UPO, and will at all times in good faith comply with all the provisions of this UPO and take all actions consistent with effectuating the purposes of this UPO. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this UPO or the Warrant issuable upon exercise of the UPO above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this UPO, and (iii) shall, so long as this UPO is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this UPO and the Warrants issuable upon exercise of the UPO, 100% of the number of shares of Common Stock and Warrants issuable upon exercise of this UPO then outstanding (without regard to any limitations on exercise).

6. UPO HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this UPO, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this UPO be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this UPO, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Shares which such Person is then entitled to receive upon the due exercise of this UPO. In addition, nothing contained in this UPO shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this UPO or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. REISSUANCE OF UPOS.

(a) Transfer of UPO. If this UPO is to be transferred, the Holder shall surrender this UPO to the Company and deliver the completed and executed Assignment Form, in the form attached hereto as Exhibit B, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new UPO (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Units being transferred by the Holder and, if less than the total number of Units then underlying this UPO is being transferred, a new UPO (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Units not being transferred.

(b) Lost, Stolen or Mutilated UPO. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this UPO, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this UPO, the Company shall execute and deliver to the Holder a new UPO (in accordance with Section 7(d)) representing the right to purchase the Units then underlying this UPO.

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(c) Exchangeable for Multiple UPOs. This UPO is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new UPO or UPOs (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Units then underlying this UPO, and each such new UPO will represent the right to purchase such portion of such Units as is designated by the Holder at the time of such surrender; provided, however, that no UPOs for fractional shares of Common Stock and no fractional Warrants shall be given.

(d) Issuance of New UPOs. Whenever the Company is required to issue a new UPO pursuant to the terms of this UPO, such new UPO (i) shall be of like tenor with this UPO, (ii) shall represent, as indicated on the face of such new UPO, the right to purchase the Units then underlying this UPO (or in the case of a new UPO being issued pursuant to Section 7(a) or Section 7(c), the Units designated by the Holder which, when added to the number of Units underlying the other new UPOs issued in connection with such issuance, does not exceed the number of Units then underlying this UPO), (iii) shall have an issuance date, as indicated on the face of such new UPO which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this UPO.

8. NOTICES. The Company shall provide Holder with prompt written notice of all actions taken pursuant to this UPO. Whenever notice is required to be given under this UPO, unless otherwise provided herein, such notice shall be given in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by email or (b) if delivered from outside the United States, by International Federal Express or email, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by email, upon electronic confirmation of receipt, and will be delivered and addressed as follows:

(i) If to the Company:

Know Labs, Inc.

500 Union Street, Suite 810

Seattle, Washington 98101

Attention: Ronald P. Erickson, Chief Executive Officer

Email: ron@knowlabs.co

With a copy (which shall not constitute notice) to:

Dentons Durham Jones Pinegar P.C.

192 East 200 North, 3rd Floor

St. George, UT 84770

Attention: Joshua E. Little

Email: joshua.e.little@dentons.com

(ii) if to the Holder, at the address of the Holder appearing on the books of the Company.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this UPO may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any such amendment shall apply to all UPOs and be binding upon all registered holders of such UPOs.

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10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. This UPO shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this UPO, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this UPO and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this UPO. The Company and, by accepting this UPO, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this UPO, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS UPO AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

11. CONSTRUCTION; HEADINGS. This UPO shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this UPO are for convenience of reference and shall not form part of, or affect the interpretation of, this UPO.

12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Shares, the Company shall submit the disputed determinations or arithmetic calculations via email within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Units within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via email (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld, or (b) the disputed arithmetic calculation of the Units to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. The prevailing party (which, for purposes of this UPO, is the party whose determinations or calculations is closest to those of the investment bank or the accountant, as the case may be) in any dispute resolved pursuant to this Section 12 shall be entitled to the full amount of all reasonable expenses, including all costs and fees paid or incurred in good faith, in relation to the resolution of such dispute. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this UPO shall be cumulative and in addition to all other remedies available under this UPO, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this UPO.

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14. TRANSFER. Subject to applicable laws and the restrictions set forth in this paragraph, this UPO may be offered for sale, sold, transferred or assigned without the consent of the Company. The Holder agrees that, pursuant to the Lock-Up Period (as defined below) contained in Rule 5110(e)(1) of the Financial Industry Regulatory Authority, Inc. (“FINRA”), it will not (a) sell, transfer, assign, pledge, hypothecate or otherwise transfer this UPO (including any Shares and Warrants issued or issuable hereunder); provided that the following will not be prohibited: (i) the transfer of this UPO or any Shares and/or Warrants to any member participating in the offering and/or to its officers or partners, its registered persons or affiliates, if all transferred securities remain subject to the lock-up restriction in Rule 5110(e)(1) for the remainder of the Lock-Up Period; (ii) the exercise of this UPO, if all securities received remain subject to the lock-up restriction in Rule 5110(e)(1) for the remainder of the Lock-Up Period; or (iii) the transfer or sale of this UPO or any Shares and/or Warrants to the Company in a transaction exempt from registration under the Securities Act of 1933, as amended. As used herein, the term “Lock-Up Period” means the period beginning on the Sales Commencement Date and ending on the one hundred eighty day anniversary of the Sales Commencement Date. In addition, notwithstanding the other terms of this UPO or any agreement between the Company and the Holder, the Holder agrees that, as required by FINRA Rule 5110, (i) this UPO may not be exercised more than five years from the Sales Commencement Date; (ii) the Holder shall not have more than one demand registration right at the Company’s expense; (iii) the Holder shall not have the right to demand registration of this UPO or the Units more than five years after the Sales Commencement Date; (iv) the Holder shall not have the right to piggyback registration with respect to this UPO or the Units more than seven years from the Sales Commencement Date; (v) this UPO may not have anti-dilution terms that allow the Holder and related persons to receive more shares or to exercise at a lower price than originally agreed upon at the time of the public offering, when the public shareholders have not been proportionally affected by a stock split, stock dividend, or other similar event; and (vi) this UPO may not have anti-dilution terms that allow the Holder and related persons to receive or accrue cash dividends prior to the exercise or conversion of the security.

15. CERTAIN DEFINITIONS. For purposes of this UPO, the following terms shall have the following meanings:

(a) “Bloomberg” means Bloomberg Financial Markets.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(d) “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

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(e) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(f) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.

(g) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person (but excluding a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(h) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(i) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(k) “Principal Market” means the NYSE American LLC.

(l) “Required Holders” means, as of any date, the holders of at least a majority of the UPOs outstanding as of such date.

(m) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

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(n) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(o) “Warrants” means the Warrants included in the Units registered for offer and sale pursuant to the Registration Statement.

(p) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets LLC. If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Unit Purchase Option to be duly executed as of the Issuance Date set out above.

Know Labs, Inc.

By:
Name:
Title:

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EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

UNIT PURCHASE OPTION TO PURCHASE COMMON STOCK

The undersigned holder hereby exercises the right to purchase Units (“Units”) of Know Labs, Inc., a Nevada corporation (the “Company”) securities, evidenced by the attached Unit Purchase Option. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Unit Purchase Option.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

_______________ a “Cash Exercise” with respect to _______________ Units; and/or

_______________ a “Cashless Exercise” with respect to _______________ Units.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Units to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Unit Purchase Option.

3. Delivery of Units. The Company shall deliver to the holder __________ Units in accordance with the terms of the Unit Purchase Option and, after delivery of such Units, _____________ Units remain subject to the Unit Purchase Option.

Date: _______________ __, ______

___________________________

Name of Registered Holder

By:
Name:
Title:

A-1

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Unit Purchase Option, execute this form and supply required information. Do not use this form to purchase Units.)

FOR VALUE RECEIVED, the foregoing Unit Purchase Option and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: _______________ __, ______
Holder’s Signature: _______________________________________________

Holder’s Address: _______________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Unit Purchase Option, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Unit Purchase Option.

B-1

EXHIBIT B

Form of Lock-Up Agreement

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Lock-Up Agreement

______, 2024

Boustead Securities, LLC (the “Representative”)

6 Venture, Suite 265

Irvine, CA 92618

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of Know Labs, Inc. (the “Company”) understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering (the “Public Offering”) by the several Underwriters named a schedule to the Underwriting Agreement (the “Underwriters”), of shares of Common Stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending six months after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock, any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (b) transfers of Lock-Up Securities to a charity or educational institution; or (c) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; provided that in the case of any transfer pursuant to the foregoing clauses, (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock‑up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

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No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Common Stock, as applicable; provided that the undersigned does not transfer the Common Stock acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company and the Underwriters are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed within 60 days of the date hereof, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[SIGNATURE PAGE TO FOLLOW]

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Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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